UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of Earliest event reported): November 30, 2004

                           Commission File No. 0-5014
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                                AEROTELESIS INC.
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                 (Name of Small Business Issuer in its charter)

          Delaware                                         95-2554669
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 (State or other jurisdiction of                          (IRS Employer
  incorporation or organization)                      Identification Number)

             1554 S. Sepulveda Blvd. Suite 118, Los Angeles CA 90025
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               (Address of principal executive offices)(Zip Code)

Issuer's telephone number:  (310) 235-1727
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

ITEM 5.2 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On November 30, 2004, the Company's Board of Directors removed its Chairman of the Board, Jagan Narayanan, effective immediately. The Board meeting had been called to discuss Mr. Narayanan's future with the Company and the Company's future operations. The Board determined there appeared to be a difference in philosophy concerning the direction of the Company. After removing Mr. Narayanan as Chairman and director, the Board then terminated his employment with the Company as its CEO. No new director was appointed at the present time to replace Mr. Narayanan. Dr. Christopher Cox, a current director, was appointed Chairman of the Board. The Company's president, Joseph Gutierrez, will continue running the daily operations of the Company and there are no plans to appoint a new CEO at the present time.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2004                                 AEROTELESIS INC.

                                                 /s/ Joseph Gutierrez
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                                                 Joseph Gutierrez, President